LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

December 1, 1999

Dear Shareholder:

The fiscal year ended October 31, 1999 was a volatile one for bonds and the J.P. Morgan Institutional Service Federal Money Market Fund. The fund returned 4.70% for the period, slightly underperforming the Lipper Institutional U.S. Government Money Market Funds Average's return of 4.76%. Security selection and active maturity management contributed to the fund's return for the period. The fund's current average seven-day yield is 4.96%.

The fund's net asset value remained $1.00 per share. The fund's total net assets were approximately $9.2 million while the net assets of the portfolio, in which the fund invests, totaled approximately $2.3 billion on October 31, 1999, the end of the reporting period. Dividends of approximately $0.05 per share were paid from ordinary income.

This report included a discussion with Robert Johnson, the portfolio manager primarily responsible for The Federal Money Market Portfolio. In this interview, Skip talks about events in the fixed income markets, portfolio performance, and what he sees on the horizon.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated


------------------------------------------------------------------------------
TABLE OF CONTENTS
Letter to the shareholders..... 1     Glossary of terms .............. 5

Fund Performance............... 2     Fund facts and highlights....... 6

Portfolio manager Q&A.......... 3     Financial statements............ 8
------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes a fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over a specified time period, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                       TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                                  --------------------          ----------------------------------
                                                  THREE        SIX              ONE         FIVE       SINCE
AS OF OCTOBER 31, 1999                            MONTHS       MONTHS           YEAR        YEARS*     INCEPTION*
----------------------------------------------------------------------          ----------------------------------
J.P. Morgan Institutional Service Federal
  Money Market Fund                                1.22%       2.37%            4.70%       5.14%       4.59%
Lipper Institutional U.S. Government
  Money Market Funds Average                       1.23%       2.39%            4.76%       5.24%       4.71%


AS OF SEPTEMBER 30, 1999
----------------------------------------------------------------------          ----------------------------------
J.P. Morgan Institutional Service Federal
  Money Market Fund                                1.19%       2.31%            4.69%       5.13%       4.58%
Lipper Institutional U.S. Government
  Money Market Funds Average                       1.20%       2.34%            4.75%       5.23%       4.71%


*Reflect performance of the J.P. Morgan Federal Money Market Fund from January 4, 1993 (commencement of operations), through November 5, 1997, the J.P. Morgan Institutional Service Federal Money Market Fund's inception. The performance for such period reflects the deduction of the expenses of the J.P. Morgan Federal Money Market Fund, which were lower than the expenses of the fund; therefore, performance of the fund for this period would have been lower. The fund has provided a total return of 4.57% through October 31, 1999. For the purpose of comparison, the "since inception" returns in the title above are calculated from January 31, 1993, the first date when data from the Fund, its benchmark, and its Lipper category average were all available.

Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions, and reflect reimbursement of certain fund and portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with ROBERT R. ("SKIP") JOHNSON, vice president and member of the portfolio management team for the Federal Money Market Portfolio, in which the fund invests. Prior to joining Morgan in 1988, Skip founded R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on November 3, 1999 and reflects Skip's views on that date.

WHAT FACTORS HAVE MOST INFLUENCED THE MONEY MARKETS OVER THE PAST TWELVE
MONTHS?

RJ: The past year has been a volatile one for the financial markets and has kept the U.S. Federal Reserve on its toes. The crises that plagued the global economy from August through October last year prompted the Fed to act three times in the last four months of 1998, lowering the federal funds rate 75 basis points to 4.75%. The ensuing pace of global recovery surprised many market participants, but the Fed's actions served its purposes: keeping the global economy on an even keel and promoting growth within the U.S. economy. The Fed then found itself with an economy growing above trend albeit with benign inflation and subdued wage pressures. In an effort to slow growth and create a "soft landing" the Fed raised rates twice (in June and August), bringing the fed funds rate back to 5.25%.

At the same time that the Fed is tightening monetary policy, however, a liquidity crunch is developing. Market makers, leery of taking risks following last fallOs crises, have dramatically reduced their inventories. In addition, there is a general undercurrent of "what if Y2K really is a problem" that has both investors and issuers heading for the sidelines for the remainder of the year. Also - and this is a longer-term trend - because of the budget surplus, the Treasury has been able to reduce issuance. This reduced issuance has carried over into agencies and two of the four we invest in, Sallie Mae and TVA, significantly cut back on issuance during this time.

HOW DID THE PORTFOLIO PERFORM OVER THE YEAR? TO WHAT DO YOU ATTRIBUTE THIS?

RJ: The portfolio performed well over the year. Although Sallie Mae and TVA both cut back on issuance, this has not affected our ability to find compelling investments as Federal Home Loan and Federal Farmers Credit Bank have taken up much of the slack. We have been investing a bit further out the yield curve over the past twelve months and have an average life-to-maturity of 40-60 days. We positioned the portfolio to be able to take advantage of attractive opportunities at the "longer" end of the yield curve.
                                                                              3

WHAT IS YOUR OUTLOOK FOR THE MONEY MARKETS? HOW WILL YOU POSITION THE PORTFOLIO AS A RESULT?


RJ: The Fed is caught in an interesting position: it has to provide liquidity at a time when it must also raise interest rates to dampen growth. The Fed will be adding liquidity through a currency facility, a bank loan facility (through the discount loan window), and a temporarily expanded repo facility. In addition to the accommodative actions of the Fed, the Treasury is issuing cash management bills over the year-end and Fannie Mae has instituted weekly 3- and 6-month auctions. At this point, we anticipate demand to outstrip supply, driving down the yields on these securities. We still expect the Fed to raise rates at least one more time in the next few months. While wage pressures may still be in check, the size of the current account deficit and the weakening dollar, and, of course, the continued strength of the economy, are concerns for the Fed.

We do not intend to make any significant changes to the portfolio in the coming months. In anticipation of potential Y2K-related inflows (or outflows) around year-end, we are evaluating and monitoring shareholder sentiment as well as dealer positions. We will continue to manage liquidity to handle cashflows and to take advantage of investment opportunities. The challenge we face, should we see very large inflow ahead of Y2K, is finding attractive investments.

GLOSSARY OF TERMS



AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS



INVESTMENT OBJECTIVE
J.P. Morgan Institutional Service Federal Money Market Fund seeks to provide current income, maintain a high level of liquidity, and preserve capital. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/5/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$9,194,457

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/99
$2,280,823,050

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/99


EXPENSE RATIO
The fund's current expense ratio of 0.45% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-   0-30 DAYS 57.2%

-   31-60 DAYS 12.1%

-   61-90 DAYS 13.0%

-   90+ DAYS 17.7%

AVERAGE 7-DAY CURRENT YIELD
4.96%*


AVERAGE LIFE
43 days




*Yield reflects the reimbursement of certain fund expenses as described in the prospectus. Had expenses not been subsidized, the average 7-day current yield would have been lower.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Federal Money Market Portfolio
  ("Portfolio"), at value                          $9,272,977
Deferred Organization Expenses                          7,428
Receivable for Expense Reimbursements                   6,413
Prepaid Trustees' Fees                                     62
Prepaid Expenses and Other Assets                         168
                                                   ----------
    Total Assets                                    9,287,048
                                                   ----------
LIABILITIES
Dividends Payable to Shareholders                      46,464
Service Organization Fee Payable                        2,452
Shareholder Servicing Fee Payable                         490
Administrative Services Fee Payable                       263
Administration Fee Payable                                 14
Fund Services Fee Payable                                   6
Accrued Expenses                                       42,902
                                                   ----------
    Total Liabilities                                  92,591
                                                   ----------
NET ASSETS
Applicable to 9,198,925 Shares of Beneficial
  Interest Outstanding
  (par value $0.0001, unlimited shares
  authorized)                                      $9,194,457
                                                   ==========
Net Asset Value, Offering and Redemption Price
  Per Share                                             $1.00
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $9,198,925
Accumulated Net Realized Loss on Investment            (4,468)
                                                   ----------
    Net Assets                                     $9,194,457
                                                   ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                    $1,431,176
Allocated Portfolio Expenses (Net of
  Reimbursement of $941)                                        (56,997)
                                                             ----------
    Net Investment Income Allocated from
      Portfolio                                               1,374,179
FUND EXPENSES
Service Organization Fee                           $ 71,839
Registration Fees                                    22,330
Transfer Agent Fees                                  19,127
Shareholder Servicing Fee                            14,368
Professional Fees                                    11,306
Administrative Services Fee                           7,328
Amortization of Organization Expenses                 2,727
Fund Services Fee                                       564
Administration Fee                                      418
Trustees' Fees and Expenses                              73
Miscellaneous                                        15,869
                                                   --------
    Total Fund Expenses                             165,949
Less: Reimbursement of Expenses                     (93,637)
                                                   --------
NET FUND EXPENSES                                                72,312
                                                             ----------
NET INVESTMENT INCOME                                         1,301,867
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      (4,361)
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $1,297,506
                                                             ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD
                                                                      NOVEMBER 5, 1997
                                                    FOR THE FISCAL    (COMMENCEMENT OF
                                                      YEAR ENDED     OPERATIONS) THROUGH
                                                   OCTOBER 31, 1999   OCTOBER 31, 1998
                                                   ----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     1,301,867   $          567,189
Net Realized Loss on Investment Allocated from
  Portfolio                                                 (4,361)                 (27)
                                                   ---------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                         1,297,506              567,162
                                                   ---------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (1,301,867)            (567,189)
Net Realized Gain                                              (80)                  --
                                                   ---------------   ------------------
    Total Distributions to Shareholders                 (1,301,947)            (567,189)
                                                   ---------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (AT A CONSTANT $1.00
  PER SHARE)
Proceeds from Shares of Beneficial Interest Sold       235,307,175          176,099,673
Reinvestment of Dividends and Distributions                328,005              186,964
Cost of Shares of Beneficial Interest Redeemed        (255,895,536)        (146,827,356)
                                                   ---------------   ------------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    (20,260,356)          29,459,281
                                                   ---------------   ------------------
    Total Increase (Decrease) in Net Assets            (20,264,797)          29,459,254
NET ASSETS
Beginning of Period                                     29,459,254                   --
                                                   ---------------   ------------------
End of Period                                      $     9,194,457   $       29,459,254
                                                   ===============   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                FOR THE PERIOD
                                                               NOVEMBER 5, 1997
                                           FOR THE FISCAL      (COMMENCEMENT OF
                                             YEAR ENDED         OPERATIONS) TO
                                          OCTOBER 31, 1999     OCTOBER 31, 1998
                                          -----------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   1.00             $   1.00
                                              --------             --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.0460               0.0517
Net Realized Loss on Investment                (0.0000)(a)          (0.0000)(a)
                                              --------             --------
Total from Investment Operations                0.0460               0.0517
                                              --------             --------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                          (0.0460)             (0.0517)
Net Realized Gain                              (0.0000)(a)               --
                                              --------             --------
Total Distributions to Shareholders            (0.0460)             (0.0517)
                                              --------             --------

NET ASSET VALUE, END OF PERIOD                $   1.00             $   1.00
                                              ========             ========

RATIOS AND SUPPLEMENTAL DATA
Total Return                                      4.70%                5.24%(b)
Net Assets, End of Period (in thousands)      $  9,194             $ 29,459
Ratio to Average Net Assets
  Net Expenses                                    0.45%                0.45%(c)
  Net Investment Income                           4.54%                5.07%(c)
  Expenses without Reimbursement                  0.78%                1.32%(c)

------------------------
(a) Less than $0.0001.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional Service Federal Money Market Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 5, 1997.

The fund invests all of its investable assets in The Federal Money Market Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (1% at October 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) The fund incurred organization expenses in the amount of $11,000 which were deferred and are being amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   g) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $4,388, in which $27 expires in the year 2006 and $4,361 expires in 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $418.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Inc. ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is deter mined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $7,328.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.45% of the average daily net assets of the fund through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the fund $94,578 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $14,368.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   d) The trust on behalf of the fund, has a Service Plan with respect to fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to their customers who are beneficial owners of such shares. The fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the fund with respect to the shares of the fund attributable to or held in the name of the Service Organization for its customers. For the fiscal year ended October 31, 1999, the fee for these services amounted to $71,839.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $564 for the fiscal year ended October 31, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Service Federal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Service Federal Money Market Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period November 5, 1997 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

The Federal Money Market Portfolio
Annual Report October 31, 1999
(The following pages should be read in conjunction with J.P. Morgan Institutional Service Federal Money Market Fund
Annual Financial Statements)

THE FEDERAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                  YIELD TO
    AMOUNT                                                                                  MATURITY/
(IN THOUSANDS)                 SECURITY DESCRIPTION                    MATURITY DATES          RATE           VALUE
--------------   -------------------------------------------------  ---------------------  ------------  ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (99.6%)
$     180,000    Federal Farm Credit Bank.........................  12/01/99-04/03/00      4.800-5.302%  $  179,980,104
      200,000    Federal Farm Credit Bank (due 02/01/2000)........           11/01/99(a)         5.230      199,990,069
      100,000    Federal Farm Credit Bank (due 05/03/2000)........           11/03/99(a)         5.220       99,980,092
       15,000    Federal Farm Credit Bank Discount Note...........           11/09/99            5.140       14,982,867
      100,000    Federal Farm Credit Bank Discount Note (due
                   10/10/2010)....................................           11/10/99(a)         5.239      100,000,000
       90,000    Federal Home Loan Bank...........................  02/08/00-05/17/00      4.915-5.100       89,965,764
      120,000    Federal Home Loan Bank (due 01/26/2000)..........           11/01/99(a)         5.350      120,000,000
       75,000    Federal Home Loan Bank (due 04/14/2000)..........           11/01/99(a)         5.355       74,983,094
       90,000    Federal Home Loan Bank (due 05/11/2000)..........           11/01/99(a)         5.305       89,981,115
      100,000    Federal Home Loan Bank (due 09/01/2000)..........           11/01/99(a)         5.380       99,967,500
      100,000    Federal Home Loan Bank (due 10/10/2000)..........           11/03/99(a)         5.380       99,935,731
      150,000    Federal Home Loan Bank (due 10/04/2000)..........           12/04/99(a)         5.924      149,904,737
      901,008    Federal Home Loan Bank Discount Note.............  11/01/99-03/15/00      5.100-5.540      892,578,953
       40,000    Student Loan Marketing Association...............           02/08/00            4.930       40,000,000
       20,300    Tennessee Valley Authority Discount Note.........           11/08/99            5.050       20,280,066
                                                                                                         --------------
                 TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (99.6%).................................   2,272,530,092
                 OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)..........................................       8,292,958
                                                                                                         --------------
                 NET ASSETS (100.0%)...................................................................  $2,280,823,050
                                                                                                         ==============

------------------------------
(a)Date listed represents the next interest rate reset date. The actual maturity date is indicated in the security description.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $2,272,530,092
Cash                                                          616
Interest Receivable                                     8,692,199
Prepaid Trustees' Fees                                      1,916
Prepaid Expenses and Other Assets                           7,389
                                                   --------------
    Total Assets                                    2,281,232,212
                                                   --------------
LIABILITIES
Advisory Fee Payable                                      267,870
Administrative Services Fee Payable                        45,945
Administration Fee Payable                                  1,449
Fund Services Fee Payable                                   1,165
Accrued Expenses                                           92,733
                                                   --------------
    Total Liabilities                                     409,162
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $2,280,823,050
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                $93,690,613
EXPENSES
Advisory Fee                                       $2,858,791
Administrative Services Fee                           480,385
Custodian Fees and Expenses                           242,170
Professional Fees and Expenses                         50,369
Fund Services Fee                                      36,961
Administration Fee                                     16,872
Trustees' Fees and Expenses                            16,454
Miscellaneous                                          14,081
                                                   ----------
    Total Expenses                                  3,716,083
Less: Reimbursement of Expenses                       (63,027)
                                                   ----------
NET EXPENSES                                                     3,653,056
                                                               -----------
NET INVESTMENT INCOME                                           90,037,557
NET REALIZED (LOSS) ON INVESTMENTS                                 (93,004)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $89,944,553
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    90,037,557   $    48,874,713
Net Realized Gain (Loss) on Investments                    (93,004)              178
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                        89,944,553        48,874,891
                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        9,653,493,366     6,623,456,255
Withdrawals                                         (8,926,190,523)   (5,585,739,299)
                                                   ---------------   ---------------
    Net Increase from Investors' Transactions          727,302,843     1,037,716,956
                                                   ---------------   ---------------
    Total Increase in Net Assets                       817,247,396     1,086,591,847
NET ASSETS
Beginning of Fiscal Year                             1,463,575,654       376,983,807
                                                   ---------------   ---------------
End of Fiscal Year                                 $ 2,280,823,050   $ 1,463,575,654
                                                   ===============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                              FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------
                                                      1999        1998        1997        1996        1995
                                                    ---------   ---------   ---------   ---------   ---------
RATIOS TO AVERAGE NET ASSETS
Net Expenses                                           0.20%       0.20%       0.20%       0.20%       0.20%
Net Investment Income                                  4.85%       5.31%       5.18%       5.08%       5.55%
Expenses without Reimbursement                         0.20%       0.25%       0.28%       0.27%       0.26%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Federal Money Market Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on November 4, 1992. The portfolio's investment objective is to provide high current income consistent with the preservation of capital and same-day liquidity. The portfolio commenced operations on January 4, 1993. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      Agreement, the portfolio pays JPMIM at an annual rate of 0.20% of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. For the fiscal year ended October 31, 1999, such fees amounted to $2,858,791.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $16,872.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $480,385.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.20% of the average daily net assets of the portfolio through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the portfolio $63,027 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $36,961 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $7,600.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Federal Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Federal Money Market Portfolio (the "portfolio") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

J.P. MORGAN INSTITUTIONAL SERVICE FUNDS

     PRIME MONEY MARKET FUND

     TREASURY MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800)766-7722.
IM0778-S




J.P. MORGAN
INSTITUTIONAL
SERVICE FEDERAL
MONEY MARKET FUND




ANNUAL REPORT
OCTOBER 31, 1999